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                                                                  Exhibit 10

                                 AMENDMENT NO.3
                                 --------------


     AMENDMENT NO. 3 (this "AMENDMENT"), dated as of February 4, 2000, to the Credit Agreement, dated as of June 26, 1998, by and among LaBRANCHE & CO., a New York limited partnership (the "BORROWER") and THE BANK OF NEW YORK (the "BANK"), as amended by Amendment No. 1 thereto, dated as of June 23, 1999 and Amendment No. 2 thereto, dated as of August 24, 1999 (the "CREDIT AGREEMENT").

                                    RECITALS
                                    --------

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Borrower has requested that the Credit Agreement be amended to the extent and in the manner set forth below and the Bank is agreeable to such amendment subject to the terms and conditions hereof.

     Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.3 of the Credit Agreement is amended to restate in their entirety the following definitions:

     "COMMITMENT" shall mean $200,000,000, as the same may be (a) reduced from time to time pursuant to Section 2.3(a)(ii) hereof and/or increased pursuant to
Section 2.4 hereof.

     "CONCENTRATION BASE" shall mean, at any time, an amount equal to 20% of the Collateral Value at such time, provided that in the case of Collateral consisting of any stock being a component of the Standard & Poor's 500 Index, such percentage shall be 30%.

     "TERMINATION DATE" shall mean February 4, 2001.

     2. Section 2.6 of the Credit Agreement is amended to change the percentage contained in the third line thereof from ".28125%" to ".25%".

     3. Sections 5.1(a) and 5.1(b) of the Credit Agreement are restated in their entirety to read as follows:

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     (a)  NET CAPITAL. Maintain at all times a net capital (as defined in Rule
          15c3-1(c)(2) promulgated by the SEC) of not less than $150,000,000.

     (b) NET WORTH. Maintain at all times a net worth (computed as required by reporting on item 5, line 3530 of Computation of Net Capital of a FOCUS Report of the Borrower) of not less than $300,000,000.

     4. This Amendment shall not be effective until such date as the Borrower and the Bank shall have executed and delivered this Amendment and the Bank shall have received a certified copy of all action (in form and substance satisfactory to the Bank) taken by the Managing Committee of LaB, as the general partner of the Borrower to authorize the execution and delivery of this Amendment.

     5. On and as of the date hereof the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that no Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) agrees to pay the reasonable fees and disbursements of Special Counsel in connection with this Amendment.

     6. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     7. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     8. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THOSE RELATING TO CONFLICT OF LAWS.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LaBRANCHE & CO.
                                        By LaB Investing Co. L.L.C.
                                        Its General Partner


                                        By:  /s/ George M.L. LaBranche, IV
                                             ----------------------------------
                                        Name: George M.L. LaBranche, IV
                                             ----------------------------------
                                        Title:  CEO
                                               --------------------------------



                                        THE BANK OF NEW YORK


                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                               --------------------------------

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LaBRANCHE & CO.
                                        By LaB Investing Co. L.L.C.
                                        Its General Partner


                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                               --------------------------------



                                        THE BANK OF NEW YORK


                                        By:    /s/ E. A. Rivera
                                             ----------------------------------
                                        Name:  E. A. Rivera
                                             ----------------------------------
                                        Title: Vice President
                                               --------------------------------